                                                                    EXHIBIT 99.2

       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

   If you are in any doubt as to the action to be taken, you should seek financial advice immediately from your own appropriately authorized independent financial advisor. If you have sold or transferred all of your registered holdings of shares (as defined below), please forward this document and all accompanying documents to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee.

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                        Tender of Shares of Common Stock


                                       of

                                  LABTEC INC.

                                       to

                           THUNDER ACQUISITION CORP.
                          a wholly owned subsidiary of
                                 LOGITECH INC.
                          a wholly owned subsidiary of
                          LOGITECH INTERNATIONAL S.A.
                   (Not to be used for Signature Guarantees)

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH 22, 2001, UNLESS THE OFFER IS EXTENDED.

   As set forth under "Procedure for Tendering Shares" in the Prospectus, dated February 23, 2001, and any supplements or amendments thereto (the "Prospectus"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Prospectus) if (i) certificates (the "Certificates") representing shares of common stock, par value $0.01 per share (the "Shares"), of Labtec Inc., a Massachusetts corporation (the "Company"), are not immediately available, (ii) if the procedures for Book-Entry Transfer cannot be completed on a timely basis or (iii) time will not permit Certificates and all other required documents to reach The Bank of New York (the "Exchange Agent") prior to the Expiration Date (as defined in the Prospectus). This Notice of Guaranteed Delivery may be delivered by hand, by mail or by overnight courier or transmittal by facsimile transmission to the Exchange Agent and must include a signature guarantee by an Eligible Institution (as defined in the Prospectus) in the form set forth herein. See the guaranteed delivery procedures described in the Prospectus under "Procedure for Tendering Shares."

                      The Exchange Agent for the Offer is:

                              THE BANK OF NEW YORK

           By Mail:                     By Hand or Overnight Courier:

 Tender & Exchange Department            Tender & Exchange Department
        P.O. Box 11248                        101 Barclay Street
     Church Street Station                Receive and Deliver Window
 New York, New York 10286-1248             New York, New York 10286

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (212) 815-6213

                   For Confirmation of Facsimile, Telephone:

                                 (212) 815-6173

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

   Ladies and Gentlemen:

   The undersigned hereby tenders to Thunder Acquisition Corp., a Massachusetts corporation ("Purchaser") and a wholly owned subsidiary of Logitech Inc. ("Logitech Sub"), a California corporation and a wholly owned subsidiary of Logitech International S.A. ("Parent"), upon the terms and subject to the conditions set forth in Parent's Prospectus dated February 23, 2001 (the "Prospectus") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, par value $0.01 per share (the "Common Stock" or the "Shares"), of Labtec Inc., a Massachusetts corporation (the "Company"), pursuant to the guaranteed delivery procedures set forth in the Prospectus.

   Signature(s) ________________________________________________________________

   Name(s) of Record Holder(s) _________________________________________________
                              Please Print or Type

   Number of Shares ____________________________________________________________

   Certificate No.(s) (If Available)  __________________________________________

  Dated ________________ , 2001

   Address(es) _________________________________________________________________
                                                                        Zip Code

   Area Code and Tel. No.(s) ___________________________________________________

   Taxpayer Identification or Social Security Number ___________________________

   Check box if Shares will be tendered by Book-Entry Transfer: [_]

   Account Number ______________________________________________________________

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (Not to Be Used for Signature Guarantee)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Shares into the Exchange Agent's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an
Agent's Message (as defined in the Prospectus), and any other required documents, within three trading days (as defined in the Prospectus) after the date hereof.
--------------------------------------------------------------------------------
                                  Name of Firm

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                                                                        Zip Code

Area Code and Tel. No. _________________________________________________________

--------------------------------------------------------------------------------
                              Authorized Signature

   Name ________________________________________________________________________
                              Please Print or Type

   Title _______________________________________________________________________

Date __________________, 2001

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.